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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2005


                                    SBE, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                   0-8419                       94-1517641
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(State or other jurisdiction     (Commission                   (IRS Employer
       of incorporation)         File Number)               Identification No.)


2305 Camino Ramon, Suite 200, San Ramon, California          94583
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      (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (925) 355-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2005, SBE, Inc., a Delaware corporation ("SBE"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among SBE, PyX Acquisition Sub, LLC, a California limited liability company, the sole member of which is SBE (the "Merger Sub"), PyX Technologies, Inc., a California corporation ("PyX"), and certain shareholders of PyX as individuals (the "Signing Shareholders"). The Merger Agreement provides for PyX to merge with and into the Merger Sub (the "Merger"). Upon completion of this transaction, PyX will cease to exist and SBE will continue as the sole member of Merger Sub. At the effective time of the merger, each share of issued and outstanding PyX Common Stock will be converted into the right to receive 0.46 shares of SBE Common Stock, and all outstanding options to acquire PyX Common Stock will be assumed. A total of 2,561,050 shares of SBE Common Stock will be issued in respect of outstanding PyX Common Stock (the "SBE Issued Shares") and an additional 2,038,950 shares of SBE Common Stock will be issuable upon exercise of assumed stock options (the "SBE Option Shares").

The Board of Directors of each of SBE and PyX have approved the Merger Agreement. The transactions contemplated by the Merger Agreement are subject to the approval of SBE's stockholders, SBE obtaining at least $5.0 million in gross proceeds from a financing to close in connection with the Merger, the receipt by SBE of audited financial statements of PyX and other customary closing conditions. Other than the requirement in the Merger Agreement that such financing result in gross proceeds to SBE of at least $5.0 million, the terms of the financing have not yet been determined. Such financing is expected to dilute existing stockholders' interests in SBE, including the interest of the PyX stockholders, and to require the approval of SBE's stockholders. The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct the business of PyX in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period. The Merger Agreement contains certain termination rights for both SBE and PyX.

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. A total of 95% of the SBE Issued Shares will be subject to a one-year market standoff, such that only 128,053 of such shares will be freely tradeable prior to the first anniversary of the closing date. SBE has also agreed to register the SBE Option Shares on Form S-8 shortly following the closing. The SBE Option Shares are issuable upon exercise of options subject to vesting restrictions that do not begin to lapse until February 2006, except that if an optionee's employment is terminated without cause or the optionee resigns for certain specified reasons, the vesting will accelerate.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about SBE and PyX. The Merger Agreement contains representations and warranties each of SBE and PyX made to the other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure schedule that PyX has delivered to SBE in connection with signing the Merger Agreement. The disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties made by PyX set forth in the Merger Agreement. Accordingly, investors should not rely on such representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed transaction, SBE. intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission ("SEC"). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF SBE ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by SBE with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of SBE may obtain free copies of the documents filed with the SEC by contacting the Chief Financial Officer of SBE at (925) 355-7700 or by writing to the Chief Financial Officer at SBE, Inc., 2305 Camino Ramon, Suite 200, San Ramon, CA 94583. You may also read and copy any reports, statements, and other information filed by SBE with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

SBE and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the SBE stockholders in favor of the proposed


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transaction. Certain executive officers and directors of SBE have interests in the proposed transaction that may differ from the interests of stockholders generally. These interests, if any, will be described in the proxy statement when it becomes available.

Item 8.01 Other Events.

On March 28, 2005, SBE and PyX issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      2.1 Agreement and Plan of Merger and Reorganization, dated as of March 28, 2005 by and among SBE, Inc., a Delaware corporation, PyX Acquisition Sub, LLC, a California limited liability company, PyX Technologies, Inc., a California corporation, Andre Hedrick and Nick Bellinger.

      99.1  Text of joint press release, dated March 28, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           SBE, Inc.

March 28, 2005
                                                   By:  /s/ David Brunton
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                                                       David Brunton
                                                       Chief Financial Officer

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